EXHIBIT 10.22

AUDIT COMMITTEE CHARTER

I. DESIGNATION AND MEMBERSHIP

The Board of Directors (the "Board") of Braintech, Inc. (including its subsidiaries, the "Company") will appoint from among its members an Audit Committee (the "Committee") and will designate one such member to serve as the Chairman of the Committee. The Board will designate the membership of the Committee after considering the recommendation of the Corporate Governance Committee. As and when required by the rules of any Listing Exchange, all of the members of the Committee will be independent directors under the criteria established by the Listing Exchange. Each member of the Committee will meet the financial literacy requirements of the Listing Exchange as and when required by those standards, and at least one member will meet the financial expertise requirements of the Securities and Exchange Commission. Members may be removed by the Board at any time.

II. PURPOSES

The primary purposes of the Committee are to (i) assist the Board in discharging the Board's responsibilities relating to oversight and monitoring (a) the integrity of the financial statements of the Company, (b) the compliance by the Company with legal and regulatory requirements, (c) the independent auditor's qualifications and independence, and (d) the performance of the Company's internal audit function and independent auditors in that the Company's internal audit function and its independent auditors report directly to the Audit Committee; and (ii) prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

III. duties and Responsibilities

1. The Committee will meet as often as it determines, but not less frequently than quarterly. The Committee will provide copies of the minutes of each of its meetings to the Board and will additionally make regular reports to the Board.

2. The Committee will have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification), and the independent auditor will report directly to the Audit Committee. The Committee will consult with management but will not delegate these responsibilities. The Committee will preapprove (i) all audit engagement fees and terms, and (ii) all non-audit engagements and relationships with the independent auditors.

3. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet separately with management, the internal auditors and the independent auditor in executive sessions at least quarterly.

4. With respect to financial statement and disclosure matters, the Committee:

(a) will review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-KSB.

(b) will review and discuss with management and the independent auditor the Company's quarterly financial statements, including disclosures made in management's discussion and analysis, prior to the filing of its Form 10-QSB, including the results of the independent auditors' reviews of the quarterly financial statements.

(c) will discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's annual and quarterly financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls, any special audit steps adopted in light of material control deficiencies, the development, selection and disclosure of critical accounting estimates, and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements.

(d) will discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

(e) will discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

(f) will discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

(g) will discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, the Committee will discuss:

(i) the adoption of, or changes to, the Company's significant auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management;

(ii) the management letter provided by the independent auditor and the Company's response to that letter; and

(iii) any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

(h) will provide direction to and oversight of the Company's pension and financial hedging management.

5. With respect to oversight of the Company's relationship with its independent auditor, the Committee:

(a) will review the experience and qualifications of the senior members of the independent auditor team.

(b) will make inquiries of the independent auditor at least annually regarding (i) the auditor's internal quality-control procedures, (ii) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (iii) any steps taken to deal with any such issues, and (iv) all relationships between the independent auditor and the Company. The Committee may, at its discretion, obtain and review reports related to the above matters from the independent auditors. In connection with its review of that report and the independent auditor's work throughout the year, the Committee will evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and the internal auditor. The Committee will present its conclusions to the Board and, if so determined by the Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

(c) will oversee the rotation of the lead audit partner as and when that rotation is required to occur and consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

(d) will recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who were engaged on the Company's account.

(f) may discuss with the national office of the independent auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

(g) will meet with the independent auditor prior to the audit to discuss the independent auditor's planning and staffing of the audit.

6. With respect to oversight of the Company's internal audit function, if the Company is requires to have such a function, the Committee:

(a) will review the appointment and performance of the senior internal auditor;

(b) will review the significant reports to management prepared by the internal auditing staff and management's responses;

(c) will discuss with the independent auditor the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

7. With respect to compliance oversight responsibilities, the Committee:

(a) will obtain from the independent auditor acknowledgement that the provisions of Section 10A of the Securities Exchange Act of 1934 (regarding, among other things, audit procedures designed to detect illegal acts and related-party transactions and the Company's operations as a going concern) have been observed.

    obtain reports from management, the Company's Chief Financial Officer, internal auditor and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Corporate Code of Business Conduct and Ethics. The Committee will also review reports and disclosures of insider and affiliated party transactions and advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Corporate Code of Business Conduct and Ethics.

    will promptly report to shareholders, consistent with the rules of the [NASDAQ] Stock Exchange, any waivers of the Company's Code of Business Conduct and Ethics for directors or executive officers.

    will discuss with management and the independent auditor any material correspondence between the Company and regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

    will discuss with management or legal counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

8. The Committee will establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

9. The Committee will annually review its own performance and this Charter and recommend to the Board any proposed changes to this Charter.

IV. OTHER PROVISIONS

1. The Committee has authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

2. Except as prohibited by this Charter, the Committee may form and delegate authority to subcommittees as appropriate.

3. The Committee may designate a non-member to serve as secretary at committee meetings to keep meeting minutes.

  While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits, to assess and manage the Company's exposure to risk or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles in the United States and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Adopted by the Board: December 18, 2002